UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22853

StoneCastle Financial Corp.
(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

Joshua S. Siegel StoneCastle Financial Corp. 152 West 57th Street, 35th Floor New York, NY 10019
(Name and address of agent for service)

Copies of Communications to: John P. Falco, Esq. Pepper Hamilton LLP 3000 Two Logan Square / Eighteenth and Arch Streets Philadelphia, PA 19103-2799 (215) 981-4659

Registrant’s telephone number, including area code:		(212) 354-6500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2015

NASDAQ BANX

stonecastle-financial.com

STONECASTLE FINANCIAL CORP.

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Letter To Shareholders

To Our Shareholders,

In cities and small towns across the country, there are approximately 6,100 banks within the $3.0 trillion community bank industry. Nearly 81% of these banks are privately owned or closely controlled and 92% have less than $1 billion of assets.1 These local banks are critical to the health of our nation's economy. By taking deposits and making loans within their geographic footprint, these institutions help drive local job growth by fueling the creation of, and support for, small business. This, in turn, helps to keep these local economies flowing with local commerce.

For example, community banks represent only 19% of the banking industry's total assets, yet currently provide almost 55% of the nation's total small business loans made by banks.1 These loans can have a significant impact on local communities. In fact, small businesses have historically accounted for nearly 74% of the job creation in the U.S.2

One of the most important attributes of the banking industry is what we call the multiplier effect. Every dollar of bank capital allows a bank to take nine times that amount in deposits, which then can be used to make loans. This multiplier effect has the potential to create an economic impact of $10 million for every $1 million of capital invested.

Community banks generally avoid participating in higher risk business lines, such as sub-prime lending, capital markets activities or energy-related lending. As a result, unlike larger banks, their performance usually is less exposed to macroeconomic cycles and more tightly aligned with the economics of their local market, including the small businesses within those markets. Yet, this laser focus on the local community limits the options many of these banks have for raising capital, even when they are stable, healthy financial institutions.

StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") has a unique public market platform which directly addresses this capital access challenge. The Company believes this platform can help community banks grow their businesses, while seeking to provide investors with a current cash yield that is generally higher than is found from companies in other industries with comparable credit quality. This alternative source of capital is designed to provide community banks with the ability to increase their local lending, fund potential acquisitions, or repurchase shares to bring liquidity to local shareholders.

The opportunity to access capital through an entity such as StoneCastle Financial may also lower the bank's cost of capital. A lower cost of capital can be advantageous because the bank could provide a better cost of loans to its customers or improve the financial resiliency of the bank during difficult times.

Sources:

1  Federal Depository Insurance Company, www.fdic.gov

2  Small Business Administration, www.sba.gov

Annual Report | StoneCastle Financial Corp.

Letter To Shareholders

StoneCastle Financial generally invests in the senior debt, subordinated debt, preferred shares, and, to a lesser extent, common stock of community banks in order to generate income distributions for the Company's shareholders. The Company believes that its unwavering focus on credit quality provides StoneCastle Financial with a competitive advantage over other yield-oriented investment funds in the market.

StoneCastle Financial's investment team monitors bank call reports filed quarterly with the FDIC and other industry data to ensure it maintains a high level of transparency into an individual bank's loan portfolio and market conditions. We are pleased to report that, as of the end of 2015, a majority of the portfolio's underlying assets were scored equivalent to BBB- or better by Kroll Ratings.

On the following pages, we provide additional detail on our 2015 financial and operational results. As we move forward, we believe our investment strategy, rigorous credit standards, and long-term orientation properly positions us to deliver sustainable value creation for our investors.

We appreciate your continued involvement with StoneCastle Financial and its mission. We look forward to updating you on our progress.

Sincerely,

Joshua S. Siegel
Chairman & CEO
StoneCastle Financial Corp.

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

MANAGEMENT DISCUSSION AND SUMMARY

This report provides information on the financial performance for StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") for the year ended December 31, 2015. StoneCastle Financial (BANX) is a closed-end management investment company listed on the NASDAQ Global Select Market.

As of year-end, the Company had total assets of $192.6 million, consisting of total portfolio investments of $184.8 million and cash and other assets of $7.7 million. The total portfolio investments consisted of 4.1% term loans, 3.1% debt securities, 24.3% preferred shares of credit securitization, 25.2% trust preferred securities, 35.8% preferred stock, 2.9% convertible preferred stock, 3.9% common stock and exchange traded funds, and 0.7% in limited partnership interest and money market fund investments.

For the full year, StoneCastle Financial had gross investment income of $15.77 million and operating expenses of $6.42 million. This resulted in net investment income of $9.35 million or $1.44 per share based on average shares outstanding during the year. The Company also realized capital losses of approximately $1 million, or $0.15 per share, during the year.

During the year, StoneCastle Financial declared distributions of $1.51 per share. Based on the fourth quarter 2015 dividend rate of $0.35 per share, and as of December 31, 2015 the distribution rate was 8.60%, based on a closing market price of $16.30. For the full year, based on the market prices of StoneCastle Financial's stock, an investment in StoneCastle Financial resulted in a total annual return of (8.68%), including the reinvestment of distributions.

This, however, does not fully reflect the credit and valuation stability of StoneCastle Financial's underlying assets and net income generated by the portfolio over the period. For the year ended December 31, 2015, the Company returned 5.81% on net asset value, which includes realized and unrealized gains/(losses) before distributions to shareholders.

Net Asset Value at year end was $21.62 per share, reflecting a decrease of $0.24 from the prior year end. This was comprised of net investment income of $1.44 per share, offset by net realized and unrealized losses of ($0.17) per share, and distributions paid to shareholders of ($1.51) per share.

To review the Company's change in NAV since inception, StoneCastle Financial's Initial Public Offering Price/Net Asset Value was $23.49 in November 2013, net of initial sales charge and expenses. We generated net investment income of $2.18 per share, incurred net realized and unrealized losses of $0.21 per share, and secondary offering expenses of $0.05 per share. We declared total distributions of $3.79 per share, resulting in a return of $1.87 per share of invested capital back to investors. This results in a NAV of $21.62 per share at year end 2015.

For the 2015 tax year, 13.40% of the total distributions paid in 2015 were determined to be non-taxable distributions. Please see the 2015 Tax Information posted on the StoneCastle Financial website (www.Stonecastle-Financial.com).

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

PORTFOLIO DISCUSSION

THE PORTFOLIO

StoneCastle Financial makes long-term, non-control investments in community banks seeking capital for organic growth, acquisitions, and share repurchases along with other investment opportunities. The Company primarily invests in preferred securities, subordinated debt, senior debt and, to a lesser extent, common stock.

Over the course of 2015, StoneCastle Financial purchased securities totaling $194.5 million, which consisted of 44 transactions in 40 securities. During the same period, the Company executed sales of $99.2 million in 41 transactions. In addition, the Company received call (redemption) notices for 22 transactions totaling $80.4 million for the year, with $42.2 million, or 53% occurring in the fourth quarter.

As of December 31, 2015, the Company had a total investment portfolio of $184.8 million representing 96% of total assets and consisting of:

Investment Type	Amount
Term Loans	4.1%
Debt Securities	3.1%
Trust Preferred Securities	25.2%
Preferred Shares of Credit Securitization	24.3%
Preferred Securities	35.8%
Convertible Preferred Stock	2.9%
Common Stock	1.9%
Exchange Traded Fund	2.0%
Limited Partnership Interest	0.5%
Money Market Fund	0.2%
Total Investments in Securities	100.0%

TERM LOANS

StoneCastle Financial purchased $41.0 million of term loans in eight transactions in 2015. At year-end, the Company held two investments in term loans totaling $7.5 million or 4.1% of total investments. The Company's largest holding in a term loan is a loan of $5.0 million to Community 1st Bancorp in California (Subordinated Term Loan, 7.99%, 1/1/2026).

DEBT SECURITIES

StoneCastle Financial purchased $26.1 million of debt securities in eight transactions in 2015. At year-end, the Company held one debt security investment valued at $5.7 million or 3.1% of total assets. The investment is in MMCaps Funding I Ltd. (Fixed Rate Mezzanine Notes, 8.04%, 6/8/2031).

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

TRUST PREFERRED SECURITIES

In 2015, StoneCastle Financial purchased $24.9 million of trust preferred securities in seven transactions. At year-end, the Company held 14 trust preferred investments totaling $46.6 million, or 25.2% of the total investments. Trust preferred securities are debt securities that may qualify as capital for a bank or bank holding company.

While trust preferred securities may have been issued by both public and private banks, the securities held by the Company are typically more liquid securities, offered by large public banking institutions. The Company holds a number of these securities as higher-yielding, short term positions that are expected to be redeployed into higher yielding, long term investments as these investments become available.

PREFERRED SHARES OF CREDIT SECURITIZATION

In the fourth quarter, StoneCastle Financial purchased $45.5 million Preferred Shares of Community Funding CLO, Ltd., a credit securitization. The net proceeds of the pooled transaction were used primarily to fund direct capital investments into 35 community and regional banks from 24 different states. The estimated effective yield for the investment was 10.49% and net investment income will be recorded as ordinary income due to the income characterization from the underlying loans. As of year-end, the Community Funding CLO, Ltd. was valued at $44.9 million, or 24.3% of total investments.

PREFERRED SECURITIES

During 2015, StoneCastle Financial purchased $33.9 million of preferred securities in 15 transactions. At year-end, the Company held 22 distinct investments in preferred securities totaling $66.2 million, or 35.8% of total investments. The Company's largest holdings in preferred securities were $16.0 million in First United Corporation in Maryland (Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%); $10 million in Katahdin Bankshares Corporation in Maine (Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%); and $9.6 million in First Reliance Bancshares in South Carolina (Fixed Rate Cumulative Perpetual Preferred stock, Series A, 9%).

A majority of these investments qualify for dividend received deduction (DRD) or qualified dividend income (QDI) tax treatment. Please note that StoneCastle Financial is not a tax advisor and advises that shareholders consult a tax advisor regarding their personal tax status.

CONVERTIBLE PREFERRED STOCK

StoneCastle Financial held two positions in convertible preferred stock purchased in the prior year that at year-end were valued at $5.3 million or 2.9% of total investments.

Annual Report | StoneCastle Financial Corp.

About StoneCastle Financial Corp.

COMMON STOCK & EXCHANGE TRADED FUNDS

During the year, StoneCastle Financial purchased $41,558 of common stock in a single transaction. At the end of 2015, the Company had three equity investments totaling $3.6 million, or 1.9% of the total investments. Equity securities are typically held for capital appreciation, however, some positions may be held for both dividend income and capital appreciation. In addition, the Company utilizes certain exchange traded funds and other 1940 Act money market funds as short-term positions expected to be redeployed into higher yielding, long-term investments. During the year, the Company purchased a total of $23.1 million iShares S&P U.S. Preferred Stock Index Fund in four transactions at various times during the year. The Company's holdings in this security varied during the course of the year and at year end the Company held a position valued at $3.7 million, or 2.0% of total Investments.

LIMITED PARTNERSHIP INTEREST & MONEY MARKET FUND

In the prior year, StoneCastle Financial purchased $1.0 million of Priam Capital Fund I, L.P., a holding company for stock of First Mariner Bank in Baltimore, Maryland. At year end, 2015, the Company's partnership interest was valued at $895,500, or 0.5% of the total investments. In addition, the Company utilizes 1940 Act money market funds as short term positions expected to be redeployed into higher yielding, long-term investments.

CAPITAL MARKET ACTIVITIES

In the fourth quarter of 2015, StoneCastle Financial purchased $45.5 million Preferred Shares of Community Funding CLO, Ltd., a credit securitization. The transaction closed on October 15, 2015 with an estimated effective yield of 10.49%.

Citigroup, the placement agent, structured the transaction in two tranches: $205.0 million of senior secured Class A Notes rated A3 by Moody's Investors Service and $45.5 million of unrated Preferred Shares, for a total issuance of $250.5 million. The collateral has an average fixed rate of 7.00% and the Class A Notes initially pays a fixed rate coupon of 5.75%. The net proceeds of this transaction were primarily used to fund direct capital investments into 35 community and regional banks from 24 different states. The capital issued to the banks was predominantly in the form of subordinated loans that rank senior in priority to Trust Preferred Securities, TARP, SBLF, Preferred Shares and Common Shares. These banks can use this capital to support nearly $2.5 billion of local lending, fund acquisitions or refinance more expensive capital.

PORTFOLIO CONSIDERATIONS

StoneCastle Financial is steadfast in its pursuit of constructing a portfolio that is able to generate long-term, consistent and stable returns, primarily for income distribution and to a lesser extent, capital appreciation. The Company seeks to achieve this goal while maintaining high credit quality standards. At year end, the Company reported no charge offs and no impaired assets within the underlying portfolio. The Company also maintains an A3 rating from Moody's Investor Services on its revolving credit facility.

StoneCastle Financial Corp. | Annual Report

About StoneCastle Financial Corp.

While we continued to make significant progress in our second full year of operations, the Company observed that the pace of capital deployment and transaction closings were extended or delayed due to several external factors that were not as pronounced prior to the implementation of Dodd Frank and Basel III. Among the factors that affected the timing for capital deployment were: (i) a bank's timeframe to obtain internal approvals to issue, (ii) the protracted nature of mergers and acquisitions, and (iii) the longer than expected approval process from government regulators which must provide final regulatory approvals for a bank merger, capital issuances and capital redemptions (refinancing).

INVESTMENT PROCESS

The Company conducts due diligence on pending investments in several phases, beginning with a preliminary screening and ending, in most cases, with an on-site management visit. The investment process includes both quantitative and qualitative reviews with investment decisions made by an investment committee with over 90 years of combined investment experience in the bank sector. The Company's disciplined approach to due diligence and commitment to credit quality reflects its long-term view. The Company believes shareholders have high regard for this dedicated and disciplined approach to portfolio construction, as we expect it will serve to provide predictable cash flows over an extended period of time.

Conclusion

We believe that StoneCastle Financial offers investors a unique opportunity to participate in the community banking industry.

The Company will continue to work diligently for our shareholders by prudently constructing an investment portfolio with the capital entrusted to us. As we work to deploy capital with a long-term view, credit quality and a rigorous investment approach are of paramount focus to our shareholders.

While StoneCastle Financial continued its solid progress in 2015, we look forward to our work ahead in pursuit of our goals.

We appreciate the feedback we receive from our shareholders. Thank you for your support of StoneCastle Financial Corp.

Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

Schedule of Investments

As of December 31, 2015

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Term Loans – 5.3%
Banking – 5.3%
Community 1st Bancorp	Subordinated Term Loan, 7.99%, 1/1/2026	$5,000,000	$5,000,000
MidWest Community Financial Corporation	Subordinated Term Loan, 7.25%, 1/1/2026	$2,500,000	2,500,000
	Total Term Loans (Cost $7,500,000)		7,500,000
Debt Securities – 4.1%
Banking – 4.1%
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Mezzanine Notes, 8.04%, 6/8/2031, 144A(4)	$6,512,291	5,698,255
	Total Debt Securities (Cost $5,025,472)		5,698,255
Trust Preferred Securities – 33.1%
Banking – 33.1%
Amboy Capital Trust I	Trust Preferred Security, 9.00%, 7/29/2029, 144A(4)	$15,500,000	15,500,000
Capital City TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$1,920,854	1,923,255
Central Trust Company Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$2,500,000	2,534,375
Countrywide Capital Trust IV	Trust Preferred Security, 6.75%	38,562	975,619
Deutsche Bank Contingent Capital Trust V	Trust Preferred Security, 8.05%	57,444	1,560,179
First Alliance Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$6,500,000	6,548,750
First Citizens TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,240,997	2,243,798
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,561,138	2,577,146
Mercantil TPS LLC	Trust Preferred Security Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,802,135	4,826,146
Merrill Lynch Preferred Capital Trust III	Trust Preferred Security, Series D, 7.00%	21,729	545,615
Merrill Lynch Preferred Capital Trust IV	Trust Preferred Security, Series E, 7.12%	30,263	759,904
Merrill Lynch Preferred Capital Trust V	Trust Preferred Security, Series F, 7.28%	76,206	1,914,295
National Bank of Indianapolis TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,321,922	4,338,129
PrivateBancorp Capital Trust IV	Trust Preferred Security, 10.00%	13,322	362,092
	Total Trust Preferred Securities (Cost $47,298,299)		46,609,303

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Preferred Shares of Credit Securitization – 31.9%
Banking – 31.9%
Community Funding CLO, Ltd.*	Preferred Shares (Estimated effective yield 10.49%), 144A(4)(5)	45,500,000	$44,894,850
	Total Preferred Shares of Credit Securitization (Cost $45,746,924)		44,894,850
Preferred Stocks – 47.1%
Banking – 47.1%
Banc of California, Inc. Depositary Shares, Each Representing a 1/40th Interest in a Share of 7.375% Non-Cumulative Perpetual	Preferred Stock, Series D	40,000	1,038,400
Blue Ridge Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$200,000	200,000
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$6,400,000	6,400,000
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$150,000	150,000
Colony Bankcorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$3,661,000	3,661,000
F&M Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$6,400,000	6,304,000
F&M Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$175,000	172,375
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$2,579,000	2,579,000
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$210,000	210,000
First Priority Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$1,117,000	1,117,000
First Reliance Bancshares	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$9,626,000	9,626,000
First Reliance Bancshares	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$487,000	487,000
First United Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$16,000,000	16,000,000
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series C, 9%	$219,000	219,000
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$131,000	131,000
Katahdin Bankshares Corporation	Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%	$10,000,000	10,000,000
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$250,000	247,500
SouthCrest Financial Group, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$1,900,000	1,881,000
SouthCrest Financial Group, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$345,000	341,550
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$100,000	104,050
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$49,000	56,779
Universal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$5,203,000	5,203,000

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Banking (continued)
Universal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$95,000	$95,000
	Total Preferred Stocks (Cost $66,770,191)		66,223,654
Convertible Preferred Stocks – 3.8%
Banking – 3.8%
Civista Bancshares, Inc.	Depositary Shares, Each Representing a 1/40th Interest in a 6.50% Non-Cumulative Redeemable Convertible Perpetual Preferred Share, Series B	59,001	2,168,287
SB Financial Group, Inc.	Depositary Shares, Each Representing a 1/100th Interest in a 6.50% Non-Cumulative Convertible Perpetual Preferred Share, Series A	250,000	3,162,500
	Total Convertible Preferred Stocks (Cost $3,975,025)		5,330,787
Common Stocks – 2.5%
Banking – 2.0%
Happy Bancshares, Inc.	Equity Security - Private Placement, 144A(4)(6)	44,000	1,112,760
Pioneer Bancshares, Inc.	Equity Security(6)	83,400	1,703,862
			2,816,622
Non-Bank Financial – 0.5%
Medallion Financial Corporation	Equity Security - Business Development Corporation	104,590	736,313
			736,313
	Total Common Stocks (Cost $3,554,142)		3,552,935
Exchange Traded Fund – 2.6%
Diversified Financial Services – 2.6%
iShares S&P U.S. Preferred Stock Index Fund	Preferred Stock Exchange Traded Fund	95,797	3,721,713
	Total Exchange Traded Fund (Cost $3,798,602)		3,721,713
Limited Partnership Interest – 0.6%
Banking – 0.6%
Priam Capital Fund I, L.P.	Limited Partnership(6)	1,000,000	895,500
	Total Limited Partnership Interest (Cost $1,003,317)		895,500
	Total Long Term Investments (Cost $184,671,972)		184,426,997

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Short-Term Investment – 0.2%
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio	Institutional Share Class	326,875	$326,875
	Total Short-Term Investment (Cost $326,875)		326,875
	Total Investments (Cost $184,998,847)(7)(8)† - 131.2%		184,753,872
	Other assets and liabilities, net - (31.2)%(9)		(43,983,952)
	Total Net Assets - 100.0%		$140,769,920

(1)  We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").

(2)  $ represents security position traded in par amount.

(3)  Fair Value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the company's Board of Directors.

(4)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(5)  The preferred shares are considered an equity position in the credit securitization. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company's securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated yield may ultimately not be realized.

(6)  Currently non-income producing security.

(7)  Investments are income producing assets unless otherwise noted by footnote (6).

(8)  Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(9)  Includes $25.0 million in bank loans from Texas Capital Bank.

†  As of December 31, 2015, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $2,416,791 and gross unrealized depreciation was $2,661,766, resulting in net unrealized depreciation of $244,975.

*  The following is a listing of the underlying unsecured loans, unsecured subordinated debentures and notes that were made by Community Funding CLO, Ltd. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding CLO, Ltd.

Underlying Investments in Community Funding CLO, Ltd. (unaudited):
Issuer	Principal Amount	State
First Partners Financial, Inc.	$5,500,000	Alabama
Cornerstone Community Bancorp	5,000,000	California
Stockmens Bank	2,500,000	Colorado
Bankwell Financial Group	7,500,000	Connecticut
SBT Bancorp, Inc.	7,500,000	Connecticut
Biscayne Bancshares, Inc.	7,500,000	Florida
Idaho Trust Bancorp	5,000,000	Idaho
Bancorp Financial, Inc.	12,500,000	Illinois
Issuer	Principal Amount	State
Freeport Bancshares, Inc.	3,150,000	Illinois
Market Street Bancshares, Inc.	$7,500,000	Illinois
First Internet Bancorp	10,000,000	Indiana
Treynor Bancshares, Inc.	12,500,000	Iowa
Freedom Bancshares, Inc.	2,000,000	Kansas
Williams Holding Company, Inc.	1,000,000	Kansas
CB & T Holding Corp.	12,500,000	Louisiana
Delmar Bancorp	2,000,000	Maryland
Citizens Bancshares	12,500,000	Missouri

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Issuer	Principal Amount	State
Security State Bancshares, Inc.	$12,500,000	Missouri
InterMountain Bancorp, Inc.	7,500,000	Montana
First State Holding Co.	9,350,000	Nebraska
Highlands Bancorp, Inc.	7,500,000	New Jersey
Country Bank Holding Co., Inc.	7,500,000	New York
Pathfinder Bancorp, Inc.	10,000,000	New York
Quontic Bank Holdings Corporation	3,000,000	New York
MidWest Community Financial Corp.	7,500,000	Oklahoma
Issuer	Principal Amount	State
Myers BancShares, Inc.	$10,000,000	Oklahoma
First Resource Bank	2,000,000	Pennsylvania
Victory Bancorp, Inc.	5,000,000	Pennsylvania
Sandhills Holding Company, Inc.	8,500,000	South Carolina
First Citizens Bancshares, Inc.	10,000,000	Texas
Happy Bancshares, Inc.	7,500,000	Texas
Linden Bancshares, Inc.	4,000,000	Texas
First National Corporation	5,000,000	Virginia
FS Bancorp. Inc.	10,000,000	Washington
Partnership Community Bancshares	7,000,000	Wisconsin
Total	$250,000,000

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

StoneCastle Financial Corp.

As of December 31, 2015

Geographic Distribution of Bank Issuers(1) (unaudited)
State	% of Total Investments(2)(3)
California	4.3%
Colorado	0.3%
Florida	9.9%
Georgia	4.4%
Illinois	5.0%
Indiana	6.9%
Kansas	4.2%
Maine	7.2%
Maryland	11.5%
Minnesota	3.0%
Missouri	0.1%
State	% of Total Investments(2)(3)
New Jersey	11.1%
New York	9.8%
North Carolina	4.6%
Ohio	3.8%
Oklahoma	1.8%
Pennsylvania	0.8%
South Carolina	7.2%
Tennessee	0.1%
Texas	3.6%
West Virginia	0.4%
100.0%

(1)  The term "Bank Issuers" as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments.

(2)  For purposes of this table the calculation of the percentage of total Long-Term Investments are based on the Bank Issuers in which SCFC directly and indirectly holds investments. With respect to direct investments that are secured by obligations issued by Bank Issuers (each a "Secured Bond"), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Long-Term Investments.

(3)  Does not include the Community Funding CLO, Ltd.

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

StoneCastle Financial Corp.

As of December 31, 2015

Investment in Community Funding CLO, Ltd. (unaudited)
State	% of Total Investment(1)
Alabama	2.2%
California	2.0%
Colorado	1.0%
Connecticut	6.0%
Florida	3.0%
Iowa	5.0%
Idaho	2.0%
Illinois	9.3%
Indiana	4.0%
Kansas	1.2%
Louisiana	5.0%
Maryland	0.8%
State	% of Total Investment(1)
Missouri	10.0%
Montana	3.0%
Nebraska	3.7%
New Jersey	3.0%
New York	8.2%
Oklahoma	7.0%
Pennsylvania	2.8%
South Carolina	3.4%
Texas	8.6%
Virginia	2.0%
Washington	4.0%
Wisconsin	2.8%
100.0%

(1)  For purposes of this table the calculation of the percentage of total Investment in the Community Funding CLO, Ltd. are based on the Bank Issuers in which Community Funding directly holds investments. With respect to direct investments that are secured by obligations issued by Bank Issuers (each a "Secured Bond"), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Investment.

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Financial Statements

Statement of Assets and Liabilities As of December 31, 2015

Assets
Investments in securities, at fair value (Cost $184,998,847)	$184,753,872
Cash (see Note 7)	4,009,133
Interest and dividends receivable	2,948,819
Prepaid assets	821,845
Total assets	192,533,669
Liabilities
Loan payable (see Note 7)	25,000,000
Payable for securities purchased	23,184,943
Dividends payable	2,278,834
Investment advisory fees payable	849,259
Loan interest payable	34,032
Directors' fees payable	13,000
Accrued expenses payable	403,681
Total liabilities	51,763,749
Net Assets	$140,769,920
Net assets consist of:
Common stock, at par ($0.001 per share)	$6,511
Paid-in capital	144,295,099
Accumulated net investment loss	(2,278,834)
Accumulated net realized loss on investments	(1,007,881)
Net unrealized depreciation on investments	(244,975)
Net Assets	$140,769,920
Net asset value per share
Common Stock Shares Outstanding	6,510,953
Net asset value per common share	$21.62
Market price per share	$16.30
Market price discount to net asset value per share	-24.61%

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Statement of Operations For the Year Ended December 31, 2015

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$8,160,512
Dividends	6,645,154
Origination fee income	803,298
Other income	156,511
Total investment income	15,765,475
Expenses
Investment advisory fee	3,390,760
Interest expense	1,367,125
ABA marketing and licensing fees	437,500
Professional fees	343,760
Transfer agent, custodian fees and administrator fees	273,242
Bank Fees	190,709
Directors' fees	180,000
Due diligence expense	165,582
Valuation service fees	119,500
Investor relations fees	118,800
Insurance expense	90,000
Miscellaneous fees (proxy, printing, rating agency, etc.)	259,362
Total expenses before waivers	6,936,340
Less: Advisory fee waiver (Note 3)	(520,789)
Net expenses after waivers	6,415,551
Net investment income	9,349,924
Realized and Unrealized Gain on Investments
Net realized loss on investments	(1,007,881)
Net change in net unrealized depreciation on investments	(55,305)
Net realized and unrealized loss on investments	(1,063,186)
Net Increase in Net Assets Resulting From Operations	$8,286,738

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Statement of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets
From Operations
Net investment income	$9,349,924	$4,118,751
Net realized gain/(loss) on investments	(1,007,881)	231,818
Net change in unrealized appreciation/(depreciation) on investments	(55,305)	183,030
Net increase in net assets resulting from operations	8,286,738	4,533,599
Distributions to shareholders
From net investment income	(8,378,240)	(6,286,194)
Return of capital	(1,446,765)	(4,009,870)
Total distributions	(9,825,005)	(10,296,064)
From Company share transactions
Issuance of common stock (net of sales load and offering costs)	—	39,484,160 *
Reinvestment of distributions	176,402	72,006
Company share redemptions	—	(17)
Increase in net assets resulting from Company share transactions	176,402	39,556,149
Total increase/(decrease)	(1,361,865)	33,793,684
Net assets
Beginning of year	142,131,785	108,338,101
End of year**	$140,769,920	$142,131,785
Shares outstanding
Beginning of year	6,501,035	4,696,048
Shares issued	—	1,802,000
Reinvestment of distributions	9,918	2,994
Shares redeemed	—	(7)
End of year	6,510,953	6,501,035

*  Underwriting fees and offering costs were $1,657,840 and $304,000 for year ended December 31, 2014.

**  Includes accumulated net investment loss of ($2,278,834) and ($3,250,518), respectively.

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the year stated.

For the Year Ended December 31, 2015
Cash flows from operating activities
Net increase in net assets from operations	$8,286,738
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(194,595,062)
Proceeds from sales and redemption of investment securities	179,349,590
Net purchase of short-term investments	(326,875)
Net realized loss on investments	1,007,881
Net change in unrealized depreciation on investments	55,305
Net accretion of premium	3,260
Increase in prepaid expenses	(107,338)
Increase in interest receivable and dividends receivable	(1,598,772)
Increase in payable for securities purchased	9,261,418
Increase in advisory fees payable	259,627
Decrease in loan interest payable	(18,058)
Decrease in offering expense payable	(58,047)
Increase in Directors' fees payable	13,000
Decrease in accrued fees payable	(117,375)
Net cash used by operating activities	1,415,292
Cash flows from financing activities
Increase in loan payable	2,500,000
Cash distributions to shareholders	(10,620,287)
Net cash provided by financing activities	$(8,120,287)
Net decrease in cash	(6,704,995)
Cash:
Beginning of year	10,714,128
End of year	$4,009,133
Supplemental disclosure of cash flow information
Cash paid for interest	$1,385,183

See notes to Financial Statements

StoneCastle Financial Corp. | Annual Report

Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the period.

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013†
Per share operating performance
Net Asset value, beginning of year	$21.86	$23.07	$23.49[1]
Net investment income/(loss)[2]	1.44	0.84	(0.09)
Net realized and unrealized gain (loss) on investments[2] (0.17) 0.01 (0.05) Offering costs[2]	—	(0.06)	—
Total from investment operations	1.27	0.79	(0.14)
Less distributions to shareholders
From net investment income	(1.29)	(1.22)	(0.28)
Return of capital	(0.22)	(0.78)	—
Total distributions	(1.51)	(2.00)	(0.28)
Net asset value, end of year	$21.62	$21.86	$23.07
Per share market value, end of year	$16.30	$19.47	$24.56
Total investment return based on market value[3]	(8.68)%	(13.59)%	(0.62)%*
Ratios and supplemental data
Net assets end of year (in millions)	$140.8	$142.1	$108.3

Ratios (as a percentage of average net assets):

Expenses before waivers[4]	4.87%	3.73%	3.04	%**
Expenses after waivers[5]	4.50%[6]	3.73%	3.04	%**
Net investment income/(loss)[7]	6.56%	3.41%	(3.00	)%**
Portfolio turnover rate	101%	30%	81	%*
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$25,000	$22,500	$—
Asset Coverage per $1,000 for revolving credit agreement[8]	6,631	7,317	—

1  Net asset value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expense from the initial public offering price of $25 per share.

2  The net investment income, unrealized gain/(loss) on investments and offering costs per share was calculated using the average shares outstanding method.

3  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

4  Ratio of expenses before waivers to managed assets equals 3.62% for the year ended December 31, 2015.

5  Excluding interest expense, net operating expenses would have been 3.54% and 3.33% for the years ended December 31, 2015 and 2014, respectively.

6  Ratio of expenses after waivers to managed assets equals 3.35%.

7  Ratio of net investment income to managed assets equals 4.88% for the year ended December 31, 2015.

8  Calculated by subtracting the Company's total liabilities (excluding the loan) from the Company's total assets and dividing that amount by the loan outstanding in 000's.

*  Not-annualized

**  Annualized

†  The Company commenced operations on November 13, 2013.

See notes to Financial Statements

Annual Report | StoneCastle Financial Corp.

Notes to Financial Statements

Note 1 — Organization

StoneCastle Financial Corp. ("SCFC" or the "Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company, or "RIC" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code''). As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 "Financial Services — Investment Companies".

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and requires the Board of Directors, inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their

StoneCastle Financial Corp. | Annual Report

disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly; and

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's Board will also review valuations of such investments provided by the Advisor. Securities for which market

Annual Report | StoneCastle Financial Corp.

quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Investment in Preferred Shares of Credit Securitization. On October 15, 2015, SCFC made an investment in Community Funding CLO, Ltd. ("Community Funding") a credit securitization. SCFC purchased $45.5 million of Preferred Shares issued by Community Funding.

Community Funding was structured in two tranches: $205.0 million of senior secured Class A Notes rated A3 by Moody's Investors Service and $45.5 million of unrated Preferred Shares, for a total issuance of $250.5 million. The collateral has an average yield of 7.00% and the Class A Notes initially pay a fixed rate coupon of 5.75%. The net proceeds were primarily used to fund direct capital investments into 35 community and regional banks from 24 different states. The capital issued to the banks was predominantly in the form of subordinated loans that rank senior in priority to Trust Preferred Securities, TARP, SBLF, Preferred Shares and Common Shares.

SCFC was the sole purchaser of the $45.5 million Preferred Shares, funding their purchase with portfolio securities and cash. Income received by SCFC from its investments in the Preferred Shares is characterized as ordinary income. Income from the investment in Community Funding is recorded based upon an estimate of effective yield to maturity utilizing assumed cash flows. SCFC monitors the expected cash flows from its investment in Community Funding and the effective yield is determined and updated as needed. The Preferred Shares receive the remaining cash flows generated from the pooled transaction after expenses are paid. Expenses consist of administrative expenses and interest expense on the Class A notes, as well as, a service fee paid to StoneCastle Investment Management, LLC, an affiliate of StoneCastle Asset Management, StoneCastle Financial Corp.'s advisor. The Servicer will fully rebate the service fee to SCFC quarterly.

The fair value of the credit securitization is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Credit securitizations are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At December 31, 2015, SCFC's investment in Community Funding was valued on the basis of the average of two broker quotes.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable)

StoneCastle Financial Corp. | Annual Report

and other observable market inputs (including recently executed transactions). When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities. Under procedures established by our Board of Directors, we value secured debt, unsecured debt, senior term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

Equity Securities. SCFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at December 31, 2015, were as follows:

	TOTAL FAIR VALUE AT 12-31-15	LEVEL 1 QUOTED PRICE	LEVEL2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Term Loan	$7,500,000	$—	$7,500,000	$—
Debt Securities	5,698,255	—	5,698,255	—
Trust Preferred Securities	46,609,303	6,117,704	40,491,599	—
Preferred Shares of Credit Securitization	44,894,850	—	44,894,850	—
Preferred Stock	66,223,654	1,038,400	65,185,254	—
Convertible Preferred Stock	5,330,787	—	5,330,787	—
Common Stock	3,552,935	736,313	—	2,816,622

Annual Report | StoneCastle Financial Corp.

	TOTAL FAIR VALUE AT 12-31-15	LEVEL 1 QUOTED PRICE	LEVEL2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Exchange Traded Fund	$3,721,713	$3,721,713	$—	$—
Limited Partnership Interest	895,500	—	—	895,500
Money Market Fund	326,875	326,875	—	—
Total Investments in Securities	$184,753,872	$11,941,005	$169,100,745	$3,712,122

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

	TERM LOAN	DEBT SECURITIES	CONVERTIBLE PREFERRED STOCK	COMMON STOCK		LIMITED PARTNERSHIP INTEREST		TOTAL
Balance at December 31, 2014	$13,250,000	$3,500,000	$2,500,000	$2,362,650		$1,000,000		$22,612,650
Realized gains including earnings	—	—	—	—		—		—
Unrealized appreciation on investments	—	—	—	453,972		(104,500)		349,472
Purchases	—	—	—	—		—		—
Sales	(13,250,000)	(3,500,000)	—	—		—		(16,750,000)
Transfers in	—	—	—	—		—		—
Transfers out*	—	—	(2,500,000)	—		—		(2,500,000)
Balance at December 31, 2015	$—	$—	$—	$2,816,622	(1)	$895,500	(1)	$3,712,122

*  Valuation changed from single broker quote to multiple broker quotes.

(1)  Value based on price to book valuation analysis.

StoneCastle Financial Corp. | Annual Report

The change in unrealized appreciation on Level 3 securities still held as of December 31, 2015 was $349,472.

	FAIR VALUE AT 12-31-15	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE
Common Stock	$2,816,622	Prior transaction analysis	Price to book ratio Discount for transaction costs	1.24% -1.45% 3%
Limited Partnership Interest	$895,500	Prior transaction analysis	Price to book ratio Discount for transaction costs	0.96% 3%

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Note 3 — Investment Advisory Fee and Other Fee Arrangements

StoneCastle Asset Management, LLC ("Advisor"), a subsidiary of StoneCastle Partners, LLC ("StoneCastle Partners"), serves as investment advisor to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment advisor, SCFC pays the Advisor a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings. The Advisor had agreed to waive the management fee that would otherwise be payable in respect of net proceeds to the Company obtained through the issuance of the shares of common stock issued on November 7, 2014 and December 2, 2014 through August 31, 2015. The Advisor continued this waiver through September 30, 2015. For the year ended December 31, 2015, the Advisor waived fees of $520,789.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $45,000 per annum, plus $1,000 for each in-person meeting of the Board of Directors or committee meeting. The chairman of SCFC's audit committee and the Lead Independent Director are each to be paid an additional amount not expected to exceed $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from SCFC. SCFC has incurred $180,000 of Directors fees for the year ended December 31, 2015.

Annual Report | StoneCastle Financial Corp.

Note 4 — Purchases and Sales and Redemptions of Securities

For the year ended December 31, 2015, (i) the cost of purchases was $194,595,062, (ii) the sales and redemptions of securities was $179,349,590. At December 31, 2015, the aggregate cost basis of securities for federal income tax purposes was $184,998,847 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $244,975.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforwards	($1,007,881)
Unrealized Depreciation	(244,975)
Other Temporary Differences	(2,278,834)
Total	($3,531,690)

For the year ended December 31, 2015,the tax character of distributions paid by the Company was $9,349,924 of ordinary income dividends and $1,446,765 return of capital. For the year ended December 31, 2014, the tax character of distributions paid by the Company was $3,025,328 of ordinary income dividends, $10,347 of long term capital gains and $4,009,870 return of capital. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.50 per share dividend on March 5, 2015 and $0.33 per share dividend on May 20, 2015, September 10, 2015, and $0.35 per share dividend on December 8, 2015 which was paid on March 30, 2015, June 29, 2015, September 29, 2015

StoneCastle Financial Corp. | Annual Report

and January 4, 2016, respectively. Shareholders have been notified of the tax character of these distributions.

At December 31, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$184,998,847
Gross unrealized appreciation	2,416,791
Gross unrealized depreciation	(2,661,766)
Net unrealized depreciation	($244,975)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2015 and ending December 31, 2015, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2016. For the year ended December 31, 2015, SCFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, SCFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. For the year ended December 31, 2015, SCFC had capital loss carryforwards of $1,007,881 all of which are short-term capital losses.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Annual Report | StoneCastle Financial Corp.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to

StoneCastle Financial Corp. | Annual Report

increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000. On January 16th, 2015 the Company closed an additional $25 million on the Credit Agreement, which increased the maximum borrowing amount to $70 million. As of December 31, 2015, $25,000,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity in June 2019 and was priced at LIBOR +2.85%.The Company is charged a fee of 0.50% on any undrawn commitment balance. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. For the year ended December 31, 2015, the average daily loan balance was $38,751,366 at a weighted average interest rate of 3.52%. With respect to these borrowings, interest of $1,367,125 is included in the Statement of Operations. The Company has cash collateral segregated with Texas Capital Bank in the amount of $3,500,000 in lieu of the Credit Agreement.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Annual Report | StoneCastle Financial Corp.

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. SCFC had origination fee income of $803,298 and other income of $156,511 for the year ended December 31, 2015.

Note 10 — Capital Share Transactions

As of December 31, 2014, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of our common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013, SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of our common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option. On November 7, 2014, SCFC sold an additional 1,600,000 shares via an initial public offering at a price of $23.00 per share. On December 2, 2014, SCFC sold an additional 202,000 shares of our common stock at a public offering price of $23.00 per share pursuant to the underwriters' exercise of the over-allotment option. Total shares issued and outstanding at December 31, 2015 were 6,510,953.

Note 11 — Changes in Accountants

KPMG LLP ("KPMG") was previously the Company's independent registered public accounting firm. On November 19, 2015, the Board and its Audit Committee terminated KPMG's appointment as the Company's independent registered public accounting firm and approved the engagement of Tait, Weller & Baker LLP ("TWB") as the independent registered public accounting firm to audit the Company's financial statements for the fiscal years ending December 31, 2015 and 2016. The selection of TWB does not reflect any disagreements with or dissatisfaction by the Company, the Board or the Company's Audit Committee with the performance of the Company's prior independent registered public accounting firm, KPMG.

KPMG's report on the Company's financial statements for the Company's most recently completed fiscal year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's most recently completed fiscal year ended December 31, 2015 and through November 19, 2015, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the fiscal year ended December 31, 2014 and through November 19, 2015, there were no "reportable events" within the meaning of Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

As indicated above, the Company has appointed TWB as the independent registered public accounting firm to audit the Company's financial statements for the fiscal years ending December 31, 2015 and 2016. During the Company's fiscal years ended December 31, 2014,

StoneCastle Financial Corp. | Annual Report

and for the period from January 1, 2015 through November 19, 2015, neither the Company nor anyone on its behalf has consulted TWB on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Note 12 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Annual Report | StoneCastle Financial Corp.

Auditor's Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
StoneCastle Financial Corp.

We have audited the accompanying statement of assets and liabilities, of StoneCastle Financial Corp. (the "Company"), including the schedule of investments, as of December 31, 2015, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Statement of Changes in Net Assets for the year ended December 31, 2014 and the financial highlights for the year ended December 31, 2014 and for the period November 13, 2013 (commencement) to December 31, 2013 were each audited by other auditors, and in their opinions dated February 27, 2015 and February 24, 2014 (respectively), they each expressed unqualified opinions on said financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StoneCastle Financial Corp. as of December 31, 2015, and the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 25, 2016

StoneCastle Financial Corp. | Annual Report

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" or "RICs" and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2015

Period	Amount Declared
1st Quarter 2015	$0.50
2nd Quarter 2015	$0.33
3rd Quarter 2015	$0.33
4th Quarter 2015	$0.35
$1.51

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an "opt out" dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan ("Plan") all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a

Annual Report | StoneCastle Financial Corp.

significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

StoneCastle Financial Corp. | Annual Report

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2015.

61.32% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), 62.39% of ordinary dividends paid during the fiscal year ended December 31, 2015 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2015 Form 1099-DIV in early 2016. This reflected the tax character of all distributions paid in calendar year 2015.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http:// www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Company's Form N-Q may also be obtained upon request and without charge by calling (212) 354-6500 or on the Company's website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the Annual period ended June 30 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling (212) 354-6500 and (2) on the SEC's website at http://www.sec.gov.

Annual Report | StoneCastle Financial Corp.

Results of Stockholders Meeting

The Annual Meeting of Stockholders of StoneCastle Financial Corp (the "Company") was held on May 19, 2015, presenting two proposals to stockholders. A description of the proposals and the number of shares voted at the meeting are as follows:

Proposal 1:

To elect two Class II Directors of the Company, each to serve for a term ending at the 2018 Annual Meeting of Stockholders of StoneCastle Financial Corp. and when his or her successor is duly elected and qualifies.

	Voted For	Withheld
Emil Henry, Jr.	5,949,096	146,078
Joshua Siegel	5,881,224	213,950

Proposal 2*:

To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named "StoneCastle Financial Company."

For	Against	Abstain
2,093,545	528,847	74,245

*  The approval of Proposal 2 was adjourned until June 8, 2015 to permit the solicitation of additional votes. However, as the required number of votes to reach a quorum was not obtained, Proposal 2 was not approved.

StoneCastle Financial Corp. | Annual Report

Board Approval of the Management Agreement

At a meeting held on September 9, 2015, the Company's Board of Directors, including those Directors who are not "interested persons" as such term is defined in the Investment Company Act of 1940 ("Independent Directors"), reviewed and unanimously approved the continuance of the management agreement (the "Management Agreement") between the Company and StoneCastle Asset Management, LLC (the "Advisor").

Prior to approval of the continuance of the Management Agreement, the Directors had requested from the Advisor, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Management Agreement with experienced counsel who is independent of the Advisor, who advised on the relevant legal standards.

The Directors considered the services provided by the Advisor to the Company. The Directors considered the Advisor's personnel and the depth of the Advisor's personnel who possess the experience to provide investment management services to the Company. Based on the information provided by the Advisor, the Directors concluded that (i) the nature, extent and quality of the services provided by the Advisor are appropriate and consistent with the terms of the Management Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Company is likely to benefit from the continued provision of those services by the Advisor, (iv) the Advisor has sufficient personnel, with the appropriate education and experience, to serve the Company effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Company and its stockholders is likely to continue. In addition, the Board noted the Advisor considered the potential flow of investment opportunities resulting from the numerous relationships of the Advisors' investment committee and investment professionals within the banking industry in which the Company concentrates.

The Directors considered the overall investment performance of the Advisor and the Company since the Advisor was appointed the Company's investment advisor in November 2013. The Directors reviewed and considered the Company's performance relative to a peer group of 33 registered closed-end investment companies ("CEIC") and business development companies ("BDCs") selected by the Advisor that operate in a similar manner as the Company (the "Peer Group") noting, however, the limited usefulness of such information in light of the Company's unique investment strategy and industry focus. The Directors also reviewed and considered the Company's performance based on market price and net asset value versus the performance of the Barclays Aggregate Bond Index (the "Aggregate Bond Index") and the Barclays US Corporate High Yield 2% Issuer Capped Index (the "High Yield Index") for the 12 months ended December 31, 2014, for the six months ended June 30, 2015 and since inception (November 13, 2013) through June 30, 2015. The Directors noted that the indices were selected by the Advisor for comparison purposes because the index constituents are similar to those in which the Company may invest but acknowledged that no index was likely to correspond to the Company's holdings in light of the Company's unique investment

Annual Report | StoneCastle Financial Corp.

strategy. The Directors noted that: (a) based on net asset value, the Company outperformed both indices for the six months ended June 30, 2015 and since inception (November 13, 2013) through June 30, 2015, outperformed the High Yield Index for the 12 months ended December 31, 2014 and underperformed the Aggregate Bond Index for the 12 months ended December 31, 2014; and (b) based on market price, the Company underperformed both indices for all periods. The Directors acknowledged that the underperformance of the Company based on market price was largely attributable to the Company's widening discount to the net asset value. The Directors also noted their review and evaluation of the Company's investment performance on an on-going basis throughout the year. The Directors considered the consistency of performance results and the short-term and long-term performance of the Company and recognized that such performance was impacted by, among other things, the limited operating history of the Company, issuer prepayment and calls and the time lag required for the initial deployment and subsequent redeployments of assets. They concluded that the performance of the Company and the Advisor represented satisfactory performance in light of the Company's investment objective and strategy.

The Directors considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor in providing services to the Company, as well as the Advisor's profitability. The Directors were provided with and had reviewed the Advisor's unaudited balance sheet and income statement for the six months ended June 30, 2015 and the year ended December 31, 2014. The Directors noted that the Advisor appeared to be a viable concern generally and as investment advisor of the Company specifically, notwithstanding that the Advisor's profitability analysis indicated that the Advisor was not currently earning a profit in its capacity as investment advisor to the Company. The Directors concluded that the Advisor's fees and profits (if any) derived from its relationship with the Company in light of the Company's expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisors of CEICs and BDCs in the Peer Group. The Directors noted that the Company's management fee was in line with the average and median management fee of the Peer Group and, specifically, with two registered CEICs in the Peer Group. The Directors also concluded that the overall expense ratio of the Company was reasonable, taking into account the size of the Company, the quality of services provided by the Advisor, and the investment performance of the Company. On the basis of these considerations, together, with the other information it considered, the Board determined that the advisory fee to be received by the Advisor is reasonable in light of the services provided.

The Directors considered the extent to which economies of scale would be realized relative to fee levels as the Company grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Directors determined that economies of scale would be achieved at higher asset levels for the Company to the benefit of Company stockholders as fixed expenses are spread over a larger asset base, however, the Directors noted that the opportunity for asset growth was limited because the Company is a closed-end investment company. The Independent Directors met in executive session and deliberated further on the Advisor's services and performance from the Board meetings and executive sessions held throughout the year, highlighting the Directors' discussion of the Company's investment objective, long-term performance, investment style and process and review of the written materials provided by the Advisor. It was also noted that the Directors, including the Independent Directors, exercised a high level of diligence throughout the year in evaluating the Advisor, and the extensive information provided with respect to the Advisor's performance

StoneCastle Financial Corp. | Annual Report

and the Company's expenses on a quarterly basis. The Directors considered whether any events have occurred that would constitute a reason for the Directors not to renew the Management agreement and determined that there were none.

The Board concluded that the investment advisory fee rate under the Management Agreement is reasonable in relation to the services provided and that continuation of the Management Agreement is in the best interests of the stockholders of the Company. The Directors also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Company. On these bases, the Directors concluded that the investment advisory fees for the Company under the Management Agreement are reasonable. In arriving at their decision, the Directors did not identify any single matter as controlling, but made their determination in light of all the circumstances.

Annual Report | StoneCastle Financial Corp.

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our Directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each Director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each Director is c/o StoneCastle Financial Corp., 152 West 57th Street, 35th Floor, New York, New York 10019. Our Board of Directors will initially consist of three directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons." Our Directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." We refer to the Directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our certificate of incorporation, the Board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua Siegel	45	Chairman of the Board & Chief Executive Officer	2018	Managing Partner and CEO of StoneCastle Partners, LLC	StoneCastle Partners, LLC; StoneCastle Cash Management, LLC; StoneCastle LLC
George Shilowitz	50	Director & President	2017	Managing Partner and Senior Portfolio Manager of StoneCastle Partners, LLC	StoneCastle Partners, LLC

Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	54	Director, Member of Audit Committee	2016	Managing Director, Bank America Securities until 5/08; Partner, Change Investments 5/08 to 8/09; Senior Advisor, StoneCastle Partners 5/10 to 5/13	Chairman, External Advisory Board of Peabody Museum at Yale University

StoneCastle Financial Corp. | Annual Report

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	55	Director, Member of Audit Committee and Lead Independent Director	2018	CEO and Founder of Tiger Infrastructure Partners	Tiger Cool Express, Hudson Fiber Network, Easterly Government Properties, American National
Clara Miller	66	Director, Member of Audit Committee	2017	Non-Profit Finance Fund 10/84 to 3/11; The F.B. Heron Foundation 3/11 to present	GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell	56	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to date; Chief Financial Officer of Emerging Managers Group, LP
Rachel Schatten	45	General Counsel, Chief Compliance Officer and Secretary	Since July 2013	General Counsel and Chief Compliance Officer of Hardt Group, General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Joshua S. Siegel. Chief Executive Officer & Chairman of the Board. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over 21 years of experience in financial services, 18 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Joshua has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Joshua was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Joshua originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune 500 corporations. Prior to his tenure at Citigroup, Joshua worked at Sumitomo Bank where

Annual Report | StoneCastle Financial Corp.

he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Joshua has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student's economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers' asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 25 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Mr. Ginsberg has advised on more than 65 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves as Chairman of Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the

StoneCastle Financial Corp. | Annual Report

President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Before attending business school, Mr. Henry was a member of the principal investing arm of Morgan Stanley, where he was involved in the execution of leveraged buyouts on the firm's behalf. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Clara Miller. Clara Miller is President of The F. B. Heron Foundation, which helps people and communities help themselves out of poverty. Prior to assuming the Foundation's presidency, Ms. Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. In addition to serving on The F. B. Heron Foundation's board, Ms. Miller is on the boards of the Sustainability Accounting Standards Board (SASB), Family Independence Initiative, The Robert Sterling Clark Foundation and StoneCastle Financial Corp. She is a member of Social Investment Committee of the Kresge Foundation. From 2010-2014, Ms. Miller was a member of the first Nonprofit Advisory Committee of the Financial Accounting Standards Board. Ms. Miller was named to The NonProfit Times "Power and Influence Top 50" in 2006, 2007, 2008, 2009 and 2010. She was awarded a Bellagio Residency in 2010 by The Rockefeller Foundation and in 2014 Miller and the F.B. Heron Foundation received the Prince's Prize for Innovative Philanthropy from the Prince Albert II of Monaco Foundation and the de Tocqueville Foundation/Institute de France. Ms. Miller is a member of the G8 U.S. Advisory Committee on Impact investing. In 2015, Ms. Miller received Investor of the Year award from Institutional Investor Magazine in the category of "small foundations." In 1996, Ms. Miller was appointed by President Clinton to the U.S. Treasury's first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund. She served initially as a member and later as its Chair. She also chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years. Ms. Miller speaks and writes extensively about nonprofit capitalization and finance and has been published in The Financial Times, Stanford Social Innovation Review, The Nonprofit Quarterly and the Chronicle of Philanthropy.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Annual Report | StoneCastle Financial Corp.

Rachel Schatten. General Counsel, Chief Compliance Officer and Secretary. Ms. Schatten had over 12 years of investment advisor experience prior to joining StoneCastle Partners as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisors on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

Additional information regarding the Directors of StoneCastle Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company's website at http://www.stonecastle-financial.com

StoneCastle Financial Corp. | Annual Report

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 354 6500.

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StoneCastle Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Joshua S. Siegel, Chairman of the Board of Directors

George Shilowitz

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Clara Miller

OFFICERS

Joshua S. Siegel, Chief Executive Officer

George Shilowitz, President

Patrick J. Farrell, Chief Financial Officer

Rachel Schatten, General Counsel, Chief Compliance Officer and Secretary

INVESTMENT ADVISOR

StoneCastle Asset Management LLC
152 West 57th St, 35th Floor
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

(a)         The registrant (sometimes referred to herein as “Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)          Not applicable.

(f)           The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.stonecastle-financial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Alan Ginsberg is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Mr. Ginsberg has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.  Mr. Ginsberg has been involved in providing financial advisory services to financial institutions for more than 25 years.  Mr. Ginsberg’s financial advisory services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,000 for 2015 and $47,500 for 2014.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $ 0 for 2014.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2015 and $ 2,500 for 2014.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 2014.

(e)(1)                   Audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services.  Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee.  The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant.  Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).  The term of any general pre-approval is

12 months from the date of the pre-approval unless the Committee provides for a different period.  The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting.  At this meeting, an analysis of such services is presented to the Committee for ratification.  The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.]

(e)(2)  None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $ 0 for 2014.

(h)         The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant has a separately designated audit committee consisting of all the independent directors of the registrant.  The members of the audit committee are: Alan Ginsberg, Emil Henry, Jr., and Clara Miller.

(b)         Not applicable

Item 6. Investments.

(a)                     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)                     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

STONECASTLE FINANCIAL CORP.

PROXY VOTING PROCEDURES

A.                                    General

The board of directors (the “Board”) of StoneCastle Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of StoneCastle Asset Management LLC (the “Advisor”).  Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor.  It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies.  The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so.  The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

1

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

•                  Proxies are received and forwarded to the appropriate decision makers; and

•                  Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

•                  Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

•                  Other potential material business relationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

•                  Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest.  Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees.  If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships.  If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

•                  disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

2

•                  establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B.            Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX.  The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted.  The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.  A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C.                                    Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1      A copy of these proxy voting policy and procedures.

2      A copy of each proxy statement received by the Company regarding its portfolio securities.

3      A record of each vote cast by the Advisor on behalf of the Company.

4      A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5      A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

3

Adopted September 10, 2013

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)                  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The members of the registrant’s Advisor’s investment committee (the “Investment Committee”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The Investment Committee is currently comprised of Joshua Siegel, Ricardo Viloria, George Shilowitz, Erik Eisenstein and Robert McPherson.  George Shilowitz is the chairperson of the Investment Committee.  The Investment Committee’s policy is that the consent of four of five members is required to approve the committee’s decision to invest in a security, and the consent of three members is required to sell a security.  Each member of the Investment Committee has served in such capacity since the registrant’s commencement in 2013, except for Ricardo Viloria, who joined the committee in December 2014.  Information about each Investment Committee member’s principal occupation and other business experience during the past five years is set forth below.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years

Joshua Siegel	Chairman of the Board & Chief Executive Officer	Managing Partner and CEO of StoneCastle Partners

George Shilowitz	Director & President	Managing Partner and Senior Portfolio Manager of StoneCastle Partners

Erik Eisenstein	None	Senior Bank Analyst and a Director at StoneCastle Partners; Adjunct Professor at Kingsborough Community College

Robert McPherson	None	Attorney at McPherson Law Firm; Managing Director at StoneCastle Partners

Ricardo Viloria	None	Director of StoneCastle Partners

(a)(2)                  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of December 31, 2015:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Joshua Siegel	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.5 Billion	Not applicable	$0
	Other Accounts:	842	$9.4 Billion	Not applicable	Not applicable
George Shilowitz	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.5 Billion	Not Applicable	$0
	Other Accounts:	842	$9.4 Billion	Not applicable	$0
Erik Eisenstein	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	Not applicable
	Other Accounts:	0	Not applicable	Not applicable	Not applicable
Robert McPherson	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	0	Not applicable	Not applicable	Not applicable
	Other Accounts:	0	Not applicable	Not applicable	Not applicable
Ricardo Viloria	Registered Investment Companies:	0	Not applicable	Not applicable	Not applicable
	Other Pooled Investment Vehicles:	6	$1.5 Billion	$0	$0
	Other Accounts:	0	Not applicable	Not applicable	Not applicable

Potential Conflicts of Interests

The Advisor and its affiliates may manage funds and accounts other than those of the registrant that have similar investment objectives.  The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts.  In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis.  For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts.  The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts.  To the extent that investment opportunities are suitable for the registrant and for one of these other funds or accounts, the Advisor intends to allocate investment opportunities pro rata among the registrant and them based on the amount of funds each then has available for such investment, taking into account these factors.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company.  It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments.  In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances.  Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other.  The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor.  In addition, the Advisor’s compliance department and legal department will oversee its conflict-resolution system.  The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to the Advisor’s clients over time.  The Advisor has agreed that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

With respect to the compensation of the portfolio managers, the Advisor’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, employee benefits, and a retirement plan.  In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of StoneCastle Asset Management (“Advisor”), and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary. Because the Advisor utilizes a team approach in managing the assets of its clients, the overall success of the firm is a key component in determining compensation of portfolio managers.  Because portfolio managers may be responsible for multiple accounts (including ours) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisor, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisor’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and may include stock options in the Advisor and long-term incentives that vest over a set period of time past the award date.

(a)(4)      Disclosure of Securities Ownership

[Instructions: For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member.  Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000).

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Joshua S. Siegel	$500,001 - $1,000,000
George Shilowitz	$500,001 - $1,000,000
Erik Eisenstein	$10,001 - $50,000
Robert McPherson	$1 - $10,000
Ricardo Viloria	$10,001 - $50,000

(b)                                 Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of ethics — See Item 2.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable.

(12.other)             Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer &
Chairman of the Board
(principal executive officer)

Date	2/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer &
Chairman of the Board
(principal executive officer)

Date	2/25/2016

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	2/25/2016

* Print the name and title of each signing officer under his or her signature.